UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2015

American Realty Capital Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	27-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2015, American Realty Capital Trust V, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders, including any adjournments and reconvenments thereof (the “Annual Meeting”). The Annual Meeting was adjourned to permit stockholders of record as of April 22, 2015, additional time to consider the proposals, and to enable the Company more time to solicit stockholder votes. The Annual Meeting was reconvened on June 17, 2015, June 19, 2015 and June 22, 2015. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.	To elect William M. Kahane, David Gong, Stanley R. Perla and Herbert T. Vederman to the Company’s Board of Directors for one-year terms until the 2016 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified;

2.	To ratify the audit committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015;

The Annual Meeting was adjourned to permit stockholders of record as of April 22, 2015, additional time to consider the proposals, and to enable the Company more time to solicit stockholder votes:

3.	To amend the Company’s charter to remove or revise provisions regarding the Company’s stock;

4.	To amend the Company’s charter to remove or revise provisions regarding stockholder voting rights;

5.	To amend the Company’s charter to remove or revise provisions regarding stockholder information rights;

6.	To amend the Company’s charter to remove or revise provisions regarding the composition of the Company’s Board of Directors;

7.	To amend the Company’s charter to remove or revise provisions regarding the conduct of the Company’s Board of Directors;

8.	To amend the Company’s charter to remove or revise provisions regarding the conduct of company business;

9.	To amend the Company’s charter to remove or add provisions restricting transfer and ownership of shares;

10.	To amend the Company’s charter to remove or revise provisions stating that the NASAA REIT guidelines control interpretation of the Company’s charter;

11.	To amend the Company’s charter to remove or revise provisions relating to the Company’s sponsor, advisor and their affiliates ; and

12.	To approve proposed amendments regarding conforming changes and other ministerial modifications to and restatement of the Company’s charter.

The Company’s stockholders approved the proposals relating to the election of William M. Kahane, David Gong, Stanley R. Perla and Herbert T. Vederman to the Company’s Board of Directors and the ratification of the audit committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015

The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Against	Abstentions
William M. Kahane	32,946,369.809	981,600.508	1,087,880.743
David Gong	33,178,459.878	738,902.847	1,098,488.335
Stanley R. Perla	33,513,179.547	413,186.796	1,089,484.717
Herbert Vederman	33,531,770.204	397,770.824	1,086,310.032

Proposal No. 2 — Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015:

Votes For	Votes Against	Abstentions
33,690,014.361	319,033.392	1,006,803.307

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Trust V, Inc.

Date: June 22, 2015	By:	/s/ Donald MacKinnon
Donald MacKinnon Chief Executive Officer and President